                                                                    EXHIBIT 28.3

               MONTHLY SERIES 1999-1 CERTIFICATEHOLDERS' STATEMENT
                      FIRST USA BANK, NATIONAL ASSOCIATION
                       WACHOVIA CREDIT CARD MASTER TRUST

     Listed below is the information which is required to be prepared with respect to the distribution date of February 15, 2002 and with respect to the performance of the Trust during the related Monthly period.

     Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

D.   Information Regarding the Current Monthly Distribution (Stated on the Basis
     ---------------------------------------------------------------------------
     of $1,000 Original Certificate Principal Amount)
     ------------------------------------------------

     1.   The amount of the current monthly distribution in respect of Class A
          Monthly Principal                                                                                        $0.00

     2.   The amount of the current monthly distribution in respect of Class B
          Monthly Principal                                                                                        $0.00

     3.   The amount of the current monthly distribution in respect of
          Collateral Monthly Principal                                                                             $0.00

     4.   The amount of the current monthly distribution in respect of Class A
          Monthly Interest                                                                                         $1.70

     5.   The amount of the current monthly distribution in respect of Class A
          Deficiency Amounts                                                                                       $0.00

     6.   The amount of the current monthly distribution in respect of Class A
          Additional Interest                                                                                      $0.00

     7.   The amount of the current monthly distribution in respect of Class B
          Monthly Interest                                                                                         $1.91

     8.   The amount of the current monthly distribution in respect of Class B
          Deficiency Amounts                                                                                       $0.00

     9.   The amount of the current monthly distribution in respect of Class B
          Additional Interest                                                                                      $0.00

     10.  The amount of the current monthly distribution in respect of
          Collateral Monthly Interest                                                                              $2.47

     11.  The amount of the current monthly distribution in respect of any
          accrued and unpaid Collateral Monthly Interest                                                           $0.00

E.   Information Regarding the Performance of the Trust
     --------------------------------------------------

     1.   Collection of Principal Receivables
          -----------------------------------

          (a)  The aggregate amount of Collections of Principal Receivables processed during the related Monthly Period which were allocated
               in respect of the Class A Certificates                                                     $77,726,688.25

          (b)  The aggregate amount of Collections of Principal Receivables processed during the related Monthly Period which were allocated
               in respect of the Class B Certificates                                                      $5,391,449.05

          (c)  The aggregate amount of Collections of Principal Receivables processed during the related Monthly Period which are allocated
               in respect of the Collateral Interest                                                       $6,739,310.06

     2.   Principal Receivables in the Trust
          ----------------------------------

          (a)  The aggregate amount of Principal Receivables in the Trust as of the end of the day on the last day of the related Monthly Period
                                                                                                       $3,081,153,982.74

                                                                       C1 2/4/02

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
     (b)  The amount of Principal Receivables in the Trust represented by the
          Investor Interest of Series 1999-1 as of the end of the day on the
          last day of the related Monthly Period                                                         $895,953,800.00

     (c)  The amount of Principal Receivables in the Trust represented by the
          Series 1999-1 Adjusted Investor Interest as of the end of the day on
          the last day of the related Monthly Period                                                     $895,953,800.00

     (d)  The amount of Principal Receivables in the Trust represented by the
          Class A Investor Interest as of the end of the day on the last day of
          the related Monthly Period                                                                     $775,000,000.00

     (e)  The amount of Principal Receivables in the Trust represented by the
          Class A Adjusted Investor Interest as of the end of day on the last
          day of the related Monthly Period                                                              $775,000,000.00

     (f)  The amount of Principal Receivables in the Trust represented by the
          Class B Investor Interest as of the end of the day on the last day of
          the related Monthly Period                                                                      $53,757,250.00

     (g)  The amount of Principal Receivables in the Trust represented by the
          Collateral Interest as of the end of the date on the last day of the
          related Monthly Period                                                                          $67,196,550.00

     (h)  The Floating Investor Percentage with respect to the related Monthly
          Period                                                                                                28.9624%

     (i)  The Class A Floating Allocation with respect to the related Monthly
          Period                                                                                                86.5000%

     (j)  The Class B Floating Allocation with respect to the related Monthly
          Period                                                                                                 6.0000%

     (k)  The Collateral Floating Allocation with respect to the related Monthly
          Period                                                                                                 7.5000%

     (l)  The Fixed Investor Percentage with respect to the related Monthly
          Period                                                                                                28.9624%

     (m)  The Class A Fixed Allocation with respect to the related Monthly
          Period                                                                                                86.5000%

     (n)  The Class B Fixed Allocation with respect to the related Monthly
          Period                                                                                                 6.0000%

     (o)  The Collateral Fixed Allocation with respect to the related Monthly
          Period                                                                                                 7.5000%

3.   Delinquent Balances
     -------------------

     The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:

                                         Aggregate                                                            Percentage
                                         Account                                                                of Total
                                         Balance                                                             Receivables
                                         -------                                                             -----------

     (a)  30 - 59 days:                  $23,466,859.86                                                          0.7526%
                                         --------------
     (b)  60 - 89 days:                  $19,701,056.64                                                          0.6318%
                                         --------------
     (c)  90 - or more days:             $46,858,652.94                                                          1.5027%
                                         --------------
                            Total:       $90,026,569.44                                                          2.8870%
                                         --------------

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
4.   Investor Default Amount
     -----------------------

     (a)  The Aggregate Investor Default Amount for the related Monthly Period                             $5,004,534.58

     (b)  The Class A Investor Default Amount for the related Monthly Period                               $4,328,922.21

     (c)  The Class B Investor Default Amount for the related Monthly Period                                 $300,272.20

     (d)  The Collateral Default Amount for the related Monthly Period                                       $375,340.18

5.   Investor Charge Offs
     --------------------

     (a)  The aggregate amount of Class A Investor Charge-Offs for the related
          Monthly Period                                                                                           $0.00

     (b)  The aggregate amount of Class A Investor Charge-Offs set forth in 5
          (a) above per $1,000 of original Certificate principal amount                                            $0.00

     (c)  The aggregate amount of Class B Investor Charge-Offs for the related
          Monthly Period                                                                                           $0.00

     (d)  The aggregate amount of Class B Investor Charge-Offs set forth in 5
          (c) above per $1,000 of original certificate principal amount                                            $0.00

     (e)  The aggregate amount of Collateral Charge-Offs for the related Monthly
          Period                                                                                                   $0.00

     (f)  The aggregate amount of Collateral Charge-Offs set forth in 5 (e)
          above per $1,000 of original certificate principal amount                                                $0.00

     (g)  The aggregate amount of Class A Investor Charge-Offs reimbursed on the
          Transfer Date immediately preceding this Distribution Date                                               $0.00

     (h)  The aggregate amount of Class A Investor Charge-Offs set forth in 5
          (g) above per $1,000 original certificate principal amount re-
          imbursed on the Transfer Date immediately preceding this Distribution
          Date                                                                                                     $0.00

     (i)  The aggregate amount of Class B Investor Charge-Offs reimbursed on the
          Transfer Date immediately preceding this Distribution Date                                               $0.00

     (j)  The aggregate amount of Class B Investor Charge-Offs set forth in 5
          (i) above per $1,000 original certificate principal amount re-
          imbursed on the Transfer Date immediately preceding this Distribution
          Date                                                                                                     $0.00

     (k)  The aggregate amount of Collateral Charge-Offs reimbursed on the
          Transfer Date immediately preceding this Distribution Date                                               $0.00

     (l)  The aggregate amount of Collateral Charge-Offs set forth in 5(k) above per $1,000 original certificate principal amount reimbursed on the
          Transfer Date immediately preceding Distribution Date                                                    $0.00

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
6.   Investor Servicing Fee
     ----------------------

     (a)  The amount of the Class A Servicing Fee payable by the Trust to the
          Servicer for the related Monthly Period                                                            $645,833.33

     (b)  The amount of the Class B Servicing Fee payable by the Trust to the
          Servicer for the related Monthly Period                                                             $44,797.71

     (c)  The amount of the Collateral Interest Servicing Fee payable by the
          Trust to the Servicer for the related Monthly Period                                                $55,997.13

7.   Reallocations
     -------------

     (a)  The amount of Reallocated Collateral Principal Collections with
          respect to this Distribution Date                                                                        $0.00

     (b)  The amount of Reallocated Class B Principal Collections with respect
          to this Distribution Date                                                                                $0.00

     (c)  The Collateral Interest as of the close of business on this
          Distribution Date                                                                               $67,196,550.00

     (d)  The Class B Investor Interest as of the close of business on this
          Distribution Date                                                                               $53,757,250.00

8.   Collection of Finance Charge Receivables
     ----------------------------------------

     (a)  The aggregate amount of Collections of Finance Charge Receivables processed during the related Monthly Period which were allocated in
          respect of the Class A Certificate                                                               $9,722,012.64

     (b)  The aggregate amount of Collections of Finance Charge Receivables processed during the related Monthly Period which were allocated in
          respect of the Class B Certificates                                                                $674,359.57

     (c)  The aggregate amount of Collections of Finance Charge Receivables processed during the related Monthly Period which were allocated in
          respect of the Collateral Interest                                                                 $842,949.30

9.   Principal Funding Amount
     ------------------------

     (a)  The principal amount on deposit in the Principal Funding Account on
          the related Transfer Date                                                                                $0.00

     (b)  The Accumulation Shortfall with respect to the related Monthly Period                                    $0.00

     (c)  The Principal Funding Investment Proceeds deposited in the Finance
          Charge Account on the related Transfer Date                                                              $0.00

     (d)  The amount of all or the portion of the Reserve Draw Amount deposited in the Finance Charge Account on the related Transfer Date from the
          Reserve Account                                                                                          $0.00

                                                                       C4 2/4/02

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
     10.  Reserve Draw Amount                                                                                      $0.00
          -------------------

     11.  Available Funds
          ---------------

          (a)  The amount of Class A Available Funds on deposit in the Finance
               Charge Account on the related Transfer Date                                                 $9,722,012.64

          (b)  The amount of Class B Available Funds on deposit in the Finance
               Charge Account on the related Transfer Date                                                   $674,359.57

          (c)  The amount of Collateral Available Funds on deposit in the
               Finance Charge Account on the related Transfer Date                                           $842,949.30

     12.  Portfolio Yield
          ---------------

          (a)  The Portfolio Yield for the related Monthly Period                                                9.3506%

          (b)  The Portfolio Adjusted Yield for the related Monthly Period                                       5.6340%

F.   Floating Rate Determinations
     ----------------------------

     1.   LIBOR for the interest Period ending on this Distribution Date                                        1.82000%

     First USA Bank,
     National Association
     Servicer

                                                By: /s/ Tracie Klein
                                                   --------------------------
                                                   Name:  Tracie H. Klein
                                                   Title: First Vice President



                                                                       C5 2/4/02